UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 21, 2015 (September 16, 2015)

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 2800
Houston, Texas 77010

(Address of principal executive offices, including zip code)

(713) 595-1900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 16, 2015, ZaZa Energy Corporation (the “Company”) entered into Exchange Agreements (the “Exchange Agreements”) with each of (a) Todd A. Brooks (President and Chief Executive Officer of the Company) and Blackstone Oil & Gas, LLC (an entity controlled by Mr. Brooks) (together, the “Brooks Note Holders”), (b) John E. Hearn, Jr. (a Director of the Company) and Lara Energy, Inc. (an entity controlled by Mr. Hearn) (together, the “Hearn Note Holders”) and (c) Gaston L. Kearby (a Director of the Company) and Omega Energy LLC (an entity controlled by Mr. Kearby) (together, the “Kearby Note Holders,” and collectively with the Brooks Note Holders and the Hearn Note Holders, the “Subordinated Note Holders”) pursuant to which the Subordinated Note Holders each agreed to exchange their approximately $15.8 million principal plus accumulated interest (approximately $50.1 million in principal  and interest in the aggregate) in 8.00% Subordinated Notes due 2017 (the “Subordinated Notes”) for the right to receive an 0.8% overriding royalty interest (for a total of 2.4%) in any future interests that the Company or its affiliates acquire during the next five years (the “Future ORRI”).  The exchange was closed on September 17, 2015, thereby extinguishing $50.1 million of the Company’s debt plus accumulated and unpaid interest on those Subordinated Notes.

The foregoing descriptions of the Exchange Agreements and the Future ORRI (collectively, the “Agreements”) are qualified by reference to the full text of the form of Agreements, copies of which are attached hereto as Exhibits 10.1 and incorporated herein by reference.

Item 7.01.                Regulation FD Disclosure.

On September 21, 2015, the Company issued a press release relating to entry into the Exchange Agreements. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

10.1	Form of Exchange Agreement and Assignment of Overriding Royalty Interest

99.1	Press Release of ZaZa Energy Corporation, dated September 21, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ZAZA ENERGY CORPORATION

Date: September 21, 2015	By:	/s/ Todd A. Brooks
Todd A. Brooks President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Exchange Agreement and Assignment of Overriding Royalty Interest

99.1	Press Release of ZaZa Energy Corporation, dated September 21, 2015